UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2023

ARES ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39972	98-1538872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor

New York, New York 10167

(Address of Principal Executive Offices) (Zip Code)

(310) 201-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share, and one-fifth of one redeemable warrant	AAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	AAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, Ares Acquisition Corporation, a Cayman Islands exempted company (the “Company”), and X-Energy Reactor Company, LLC, a Delaware limited liability company (“X-energy”), and, solely for purposes of Section 1.01(f), Section 6.25 and Article IX of the Business Combination Agreement, certain other parties thereto, entered into a Business Combination Agreement, dated as of December 5, 2022 (as amended on June 11, 2023 and September 12, 2023, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Business Combination Agreement.

Termination of the Business Combination Agreement

On October 31, 2023, the Company and X-energy entered into a Termination Agreement (the “Termination Agreement”), effective as of such date, pursuant to which the parties agreed to mutually terminate the Business Combination Agreement. The parties determined to terminate the Business Combination due to a number of factors, including: (i) the challenging market conditions; (ii) peer-company trading performance and (iii) a balancing of the benefits and drawbacks of becoming a publicly traded company under current circumstances.

Pursuant to the Termination Agreement, X-energy assumed from the Company and agreed to pay, perform and discharge, the liabilities of the Company with respect to the payment in cash of certain fees, costs and expenses of the Company and its affiliates. Additionally, each of the Company and X-energy have also agreed on behalf of themselves and their respective related parties, to a release of claims relating to the Business Combination Agreement, the transactions contemplated under the Business Combination Agreement and the termination of the Business Combination Agreement. Upon the termination of the Business Combination Agreement, each of the (i) Sponsor Support Agreement, (ii) Member Support Agreement and (iii) the Preferred Stock Subscription Agreement dated as of September 12, 2023, by and between the Company and AAC Holdings II LP, a Delaware limited liability company, were automatically terminated in accordance with their respective terms.

An investment vehicle affiliated with Ares Management Corporation (NYSE: ARES) has agreed to make a private investment into X-energy in order to support X-energy’s continued growth as a privately-held company.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of such agreement which is attached as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 31, 2023, the Company and X-energy issued a joint press release announcing the termination of the Business Combination Agreement and that the Company has determined to redeem all of issued and outstanding Class A Ordinary Shares, par value $0.0001 per share (the “Public Shares”) on or about November 7, 2023. Additionally, the Company expects the last day of trading of its Public Shares, including those not submitted for redemption, units, and warrants to be on or about November 6, 2023.

The Company also announced that as a result of the termination of the Business Combination Agreement, it will convene and then adjourn indefinitely each of (i) the extraordinary general meeting of shareholders scheduled for October 31, 2023, to approve, among other matters, the Business Combination and (ii) the extraordinary general meeting of shareholders scheduled for November 2, 2023, to extend the date by which the Company must consummate a business combination. The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements relating to the termination of the Business Combination Agreement, any private investment in X-Energy and the anticipated timing of the Company’s delisting, liquidation and dissolution. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. Readers are cautioned not to put undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Termination Agreement, dated as of October 31, 2023, by and between Ares Acquisition Corporation and X-Energy Reactor Company, LLC.

99.1	Press Release, dated as of October 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES ACQUISITION CORPORATION
Dated: October 31, 2023

	By:	/s/ David B. Kaplan
	Name:	David B. Kaplan
	Title:	Chief Executive Officer and Co-Chairman